Exhibit 10.9

SERIES A NOTES REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 22, 2011, by and among YRC Worldwide Inc., a Delaware corporation (the “Company”), and each of the holders listed on the holders’ signature page hereto (each a “Holder”, and collectively, the “Holders”) and the subsidiaries of the Company listed on the Guarantors’ signature pages hereto (each, a “Guarantor”, and collectively, the “Guarantors”). Additional Holders of Registrable Securities (as defined below) may become party to this Agreement subsequent to the date hereof by executing a Joinder to this Agreement substantially in the form attached hereto as Annex C. The Company, the Holders and the Guarantors are sometimes referred to herein collectively as the “Parties” and each of them individually, as a “Party”).

This Agreement is made pursuant to the letter agreement related to restructuring, dated as of April 29, 2011, as amended, among the Company and the participating lenders party thereto, including the Holders (the “Restructuring Agreement”). The Notes (as defined below) are being issued pursuant to an Indenture to be entered into by and among the Company, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Indenture”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the Guarantors and each of the Holders agree as follows:

1.	Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Indenture shall have the meanings given such terms in the Indenture. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7(d).

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Agreement” shall have the meaning set forth in the Preamble.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing Date” means July 22, 2011, the date this Agreement is executed by the parties thereto.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any securities into which such common stock may hereinafter be reclassified.

“Company” shall have the meaning set forth in the Preamble.

“Conversion Shares” shall have the meaning given to it in the Indenture.

“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, sixty (60) days after the Filing Deadline; provided, however, that if the Company is notified by the Commission that the Initial Registration Statement will not be reviewed, the Effectiveness Deadline as to such Registration Statement shall be the second (2nd) Business Day following the date that such notice is received by the Company; provided, further, however, that if the Company is notified by the Commission that the Initial

Registration Statement will be reviewed and thereafter the Company is notified that the Registration Statement is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified so long as such date shall not be after seventy-five (75) days after the Filing Deadline; provided, further, that if (i) the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business or (ii) the Effectiveness Deadline falls on a date on which the Initial Registration Statement is not eligible to be declared effective under applicable rules and regulations of the Commission, the Effectiveness Deadline shall be extended to the first Business Day on which such Initial Registration Statement is so eligible to be declared effective by the Commission.

“Effectiveness Period” shall have the meaning set forth in Section 2(b).

“Event” shall have the meaning set forth in Section 2(c).

“Event Date” shall have the meaning set forth in Section 2(c).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the fifth Business Day following the date of the consummation of the Merger (as defined in the Restructuring Agreement).

“Holder” or “Holders” shall have the meaning set forth in the Preamble, together with any other holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“New Registration Statement” shall have the meaning set forth in Section 2(a).

“Notes” means the 10% Series A Convertible Senior Secured Notes due 2015 issued pursuant to the Indenture, including, without limitation, the guarantees thereof.

“Other Registrable Securities” means (i) “Registrable Securities” within the meaning of the Series B Notes Registration Rights Agreement and (ii) “Registrable Securities” within the meaning of the Series B Preferred Registration Rights Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Nasdaq Global Select Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Restructuring Agreement” shall have the meaning set forth in the Recitals.

“Registrable Securities” means all of (i) the Notes, (ii) the Conversion Shares and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Securityholder Questionnaire; and provided, further, that such securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming eligible for sale without restriction under Rule 144 by Holders.

“Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.

“Remainder Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Securityholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

“Series B Notes” means the 10% Series B Convertible Senior Secured Notes due 2015 issued pursuant to the Indenture dated as of the date hereof, among the Company, the Guarantors and U.S. Bank National Association, as trustee.

“Series B Notes Registration Rights Agreement” means the Registration Rights Agreement dated as of the date hereof, among the Company, the Guarantors and the persons party thereto relating to the Series B Notes.

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“Series B Preferred” means the Company’s Series B Convertible Preferred Stock.

“Series B Preferred Registration Rights Agreement” means the Registration Rights Agreement dated as of the date hereof, among the Company and the persons party thereto relating to the Series B Preferred.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board or “pink sheets”), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market (other than the “pink sheets”), a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or the “pink sheets” on which the Common Stock is listed or quoted for trading on the date in question.

2.	Registration.

(a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2(e) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance. Notwithstanding any other provision of this Agreement and subject to the payment of liquidated damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Restructuring Agreement (whether pursuant to registration rights or otherwise) and second by Registrable Securities and Other Registrable Securities on a pro rata basis based on the sum of the Conversion Shares, the Conversion Shares (as defined in the Series B Registration Rights Agreement) and the number of shares of Registrable Common Stock held by such Holders, subject to any written determination by the Commission that certain Holders must be reduced first. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of

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securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

(b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated). The Company shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold without restriction by the Holders under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) business day of the Effective Date. The Company shall, by 9:30 a.m. New York City Time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as and if required by Rule 424(b). Failure to so notify the Holders on or before the second Business Day after such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(c).

(c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B), for more than an aggregate of 30 Trading Days (which need not be consecutive) (other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date on which such 30 Trading Day period is exceeded, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to each Holder, as partial liquidated damages and not as a penalty (“Liquidated Damages”), an amount in respect of such Holder’s Notes equal to 0.25% of the aggregate principal amount of such Notes for the first 30 days from and including such Event Date until the applicable Event is cured (which rate will be increased by an additional 0.25% per annum for each subsequent 30-day period that such Liquidated Damages continue to accrue; provided, that the rate at which such Liquidated Damages accrue may in no event exceed 2.00% per annum). The parties agree that notwithstanding anything to the contrary herein or in the Restructuring Agreement, no Liquidated Damages shall be payable for any period after the expiration of the Effectiveness Period. All Liquidated Damages shall be paid on the same date that interest is payable on the Notes and in the same form that PIK Interest is paid. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. The right to receive the Liquidated Damages under this Section 2(c) shall be the Holder’s exclusive remedy for any failure by the Company to comply with the provisions of this Section 2(c).

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(d) The Company acknowledges that it has received from each Holder a completed Selling Securityholder Questionnaire in the form of Annex B hereto on or prior to the date of the execution of this Agreement containing the information required by the Company to file the Initial Registration Statement and to name each Holder as a selling securityholder therein. Except with respect to the filing of the Initial Registration Statement, at least ten (10) Trading Days prior to the anticipated filing date of a Registration Statement under this Agreement, the Company will notify each Holder of any information relating to such Holder other than the information previously provided in the Selling Securityholder Questionnaire, if any, required to be included in such Registration Statement which information shall be delivered to the Company promptly upon request and, in any event, within five (5) Trading Days prior to the applicable anticipated filing date. Each Holder acknowledges and agrees that the information in the Selling Securityholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

(e) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period. Notwithstanding anything to the contrary, the Company shall cause the transfer agent with respect to the shares of Common Stock or the registrar under the Indenture with respect to the Notes, to deliver unlegended shares of Common Stock or Notes, as the case may be, to a transferee of a Holder in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(f) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

3.	Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of a Registration Statement (other than the Initial Registration Statement) and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or one (1) Trading Day period described above, as applicable.

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(b) (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Securityholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus to the Persons to whom such Holder sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Holder agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.

(c) Notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and not less than two (2) Trading Days after the event described in such notice) and (if requested by any such Person) confirm such notice in writing no later than two (2) Trading Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Securityholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, in each case, that pertains to the Holders as “Selling Securityholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will

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not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(d) Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e) If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(g) Unless any Registrable Securities shall be in book-entry only form, if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(h) Following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.

(i) The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

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(j) The Company shall cooperate with the any registered broker dealer that is required to make a filing with FINRA pursuant to NASD Rule 2710 in connection with the resale of any Registrable Securities by any Holder and pay the filing fee required for the first such filing.

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, if applicable, and of printing of a reasonable number of prospectuses if the printing of prospectuses is requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) legal fees and expenses of one law firm retained by the Holders of a majority of the Registrable Securities requested to be included in the Registration Statement, together with any separate local counsel reasonably retained by such law firm. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in a written agreement between the Holders and the Company, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (or actions in respect thereof) (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus

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is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 7(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected or (C) any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the actual or potential defendants in, or targets of, any action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Indemnifying Party; (2) the Indemnifying Party has agreed in writing to pay such fees and expenses; (3) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (4) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party);

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provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For the purposes of this Section 5, each Person who controls any Holder of Registrable Securities shall have the same rights to contribution as such Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Restructuring Agreement.

6. Covenants.

[RESERVED].

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7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. During the Effectiveness Period, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Other Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 10 days after the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4. For the avoidance of doubt, the Company shall not be prohibited from (A) preparing and filing with the Commission a registration statement contemplated by the Restructuring Agreement or (B) filing amendments to registration statements filed prior to the date of this Agreement.

(c) Facilitation of Sales Pursuant to Rule 144 and Rule 144A. The Company covenants to the Holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and if at any time the Company is not required to file such reports, it shall upon the request of any Holder of Registrable Securities, make available such information specified by Rule 144A(d)(1) under the Securities Act. The Company further covenants to take such further action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 and Rule 144A. Upon the request of any Holder of Registrable Securities in connection with that Holder’s sale pursuant to Rule 144 and Rule 144A, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

(d) No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective Registration Statement.

(e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement

(f) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(g) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

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(h) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding a majority of the then outstanding principal amount of the Notes, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(i) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company or to a Guarantor:

YRC Worldwide Inc.

10990 Roe Avenue

Overland Park, Kansas 66211

Telephone:   (913) 344-3334

Facsimile:    (913) 696-6116

Attention:     Jeff P. Bennett

                      Vice President – Legal, Interim General Counsel and Secretary

With a copy to (for information purposes only):

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Telephone:  (312) 862-2232

Facsimile:   (312) 862-2200

Attention:     Dennis M. Myers, P.C.

If to a Holder:

To its most current address and facsimile number set forth on the record of the registrar of the Indenture, in the case of the Holders of Notes, and the transfer agent, in the case of the Holders of Common Stock.

In each case, with a copy to (for informational purposes only):

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, New York 10036

Telephone:  (212) 872-1000

Facsimile:   (212) 872-1001

Attention:     Michael Stamer, Esq.

or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(j) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders holding a majority of the then outstanding principal amount of the Notes. Each Holder may assign its respective rights hereunder to any other Person so long as such other Person executes a Joinder to this Agreement substantially in the form attached hereto as Annex C.

(k) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.

(l) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

(p) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to purchase or acquire the Notes and the Conversion Shares pursuant to the Restructuring Agreement and related transaction documents has been made independently of any other Holder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with making its investment hereunder and that no Holder will be acting as agent of such Holder in connection with monitoring its investment in the Notes and the Conversion Shares or enforcing its rights under the Restructuring Agreement and related transaction documents. Each Holder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this

14

Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Holders has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Holders and not because it was required or requested to do so by any Holder.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

YRC WORLDWIDE INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGES OF GUARANTORS TO FOLLOW]

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GUARANTORS:

EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

Signature Page to Registration Rights Agreement

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

USF HOLLAND INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

USF REDDAWAY INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

Signature Page to Registration Rights Agreement

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,

SIGNATURE PAGE OF HOLDERS TO FOLLOW]

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HOLDER:

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Registration Rights Agreement

Annex A

PLAN OF DISTRIBUTION

We are registering the 10% Series A Convertible Senior Secured Notes due 2015 (including guarantees attached thereto), which we refer to herein as the “Notes”, issued to the selling securityholders, shares of Common Stock issuable to the selling securityholders upon conversion of the Notes or otherwise issued or issuable to the selling securityholders pursuant to the terms of the Indenture to permit the resale of the Notes and such shares of Common Stock by the holders of the shares of Common Stock and the Notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholders of the Notes or the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the Notes and the shares of Common Stock.

The selling securityholders may sell all or a portion of the Notes and/or the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Notes or the shares of Common Stock are sold through underwriters or broker-dealers, the selling securityholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling securityholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling securityholders also may resell all or a portion of the Notes and/or the shares of Common Stock in open market transactions in reliance upon Rule 144 under the Securities Act or 1933, as amended, which we refer to herein as the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in sales. If the selling securityholders effect such transactions by selling Notes or shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling securityholders or commissions from purchasers of the Notes and/or the shares of Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with sales of the Notes and/or the shares of Common Stock or otherwise, the selling securityholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling securityholders may also sell shares of Common Stock short and if such short sale shall take place after the date that the registration statement of which this prospectus forms a part is declared effective by the Commission, the selling securityholders may deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling securityholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling securityholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling securityholders have been advised that they may not use shares registered on the registration statement of which this prospectus forms a part to cover short sales of our common stock made prior to the date such registration statement has been declared effective by the SEC.

The selling securityholders may, from time to time, pledge or grant a security interest in some or all of the Notes or the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Notes and/or the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act, amending, if necessary, the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus. The selling securityholders also may transfer and donate the Notes and/or the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling securityholders and any broker-dealer or agents participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling securityholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, which we refer to herein as the Exchange Act.

Each selling securityholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Notes or the Common Stock. Upon the Company being notified in writing by a selling securityholder that any material arrangement has been entered into with a broker-dealer for the sale of Notes and/or Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling securityholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).

Under the securities laws of some states, the Notes and/or the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Notes and/or the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling securityholder will sell any or all of the Notes or the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling securityholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling securityholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Notes and/or the shares of Common Stock to engage in market-making activities with respect to the Notes and/or the shares of Common Stock. All of the foregoing may affect the marketability of the Notes and the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the Notes or the shares of Common Stock.

We will pay all expenses of the registration of the Notes and the shares of Common Stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling securityholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling securityholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling securityholders will be entitled to contribution. We may be indemnified by the selling securityholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling securityholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B

YRC WORLDWIDE, INC.

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of 10% Series A Convertible Senior Secured Notes due 2015 of YRC Worldwide, Inc. (the “Company”) is party to the Registration Rights Agreement relating to the Notes entered into by the Company, the undersigned, the other Holders signatory thereto and the subsidiaries of the Company party thereto (the “Agreement”). The undersigned understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Selling Securityholder Notice and Questionnaire (“Notice and Questionnaire”) in order to be named as selling securityholders in the Prospectus.

Certain legal consequences arise from being named as a selling securityholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling securityholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name:

(a)	Full Legal Name of Selling Securityholder:

_____________________________________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

_____________________________________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

_____________________________________________________________________________________________

2.	Address for Notices to Selling Securityholder:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Telephone: ____________________________________________________________________________________

Fax: _________________________________________________________________________________________

Contact Person: ________________________________________________________________________________

E-mail address of Contact Person: __________________________________________________________________

3.	Beneficial Ownership of Registrable Securities Issuable Pursuant to the Restructuring Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

(b)	Number of shares of Common Stock to be registered pursuant to this Notice for resale:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

(c)	Principal Amount of Notes to be registered pursuant to this Notice for resale:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐             No  ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐             No  ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐            No  ☐

Note: If yes, provide a narrative explanation below:

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________________

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐             No  ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

The undersigned hereby acknowledges its obligations under the Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling securityholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention:     Wayne E. Williams

Telephone:   (312) 862-7135

Fax:               (312) 862-2200

Email:          wayne.williams@kirkland.com

Annex C

JOINDER AGREEMENT

This Joinder Agreement (“Joinder”) is executed by the undersigned pursuant to the terms of the Registration Rights Agreement dated as of July 22, 2011, by and among YRC Worldwide Inc. (the “Company”), the holders party thereto and the guarantors party thereto, a copy of which is attached hereto (as such agreement may be amended, supplemented or modified as of the date hereof, the “Registration Rights Agreement”). Capitalized terms used herein without definition are defined in the Registration Rights Agreement and are used herein with the same meanings set forth therein.

By the execution of this Joinder, the undersigned agrees as follows:

1.	Agreement to be Bound. The undersigned by delivering this Joinder agrees that it shall become a party to the Registration Rights Agreement as a “Holder” and shall be bound by the terms and provisions thereof.

2.	Questionnaire. The undersigned has delivered to the Company at or prior to the execution of this Joinder a duly executed and completed copy of the Selling Securityholder Notice and Questionnaire (the form of which is attached as Annex B to the Registration Rights Agreement) and shall comply with the provisions of Section 2(d) of the Registration Rights Agreement.

3.	Effectiveness. This Joinder shall take effect and the undersigned shall be bound by the terms and provisions of the Registration Rights Agreement immediately upon the execution hereof.

4.	Law. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York.

Name

Signature

Date

Number and/or Principal Amount of Registrable Securities Owned

C-1